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                                                                  Exhibit 10.32
                                                                  -------------

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


     THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT is made and entered into as of this 20th day of July, 1999 (this "Agreement"), between PARADIGM GENETICS, INC., a North Carolina corporation (the "Grantor"), with and in favor of TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Grantor is entering into a Loan and Security Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; terms which are capitalized herein and not otherwise defined shall have the meanings given to them in the Loan Agreement) with the Lender, pursuant to which the Lender agreed to make loans and advances to the Grantor, subject to the terms and conditions set forth in the Loan Agreement; and

     WHEREAS, under the Loan Agreement, the Grantor has granted to the Lender a security interest in and lien on substantially all of its assets; and

     WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement that the Grantor shall have executed and delivered this Agreement and granted a security interest in all of the Grantor's right, title and interest in and to all of the Intellectual Property Collateral (as hereinafter defined) in favor of the Lender, as contemplated hereby.

     NOW, THEREFORE, in consideration of the premises hereof and to induce the Lender to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Security for Obligations.
                 ------------------------

          (a) Security Interest in Patents. To secure the full and prompt
              ----------------------------
payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, the Grantor hereby grants and conveys to the Lender a first and valid security interest in, with a power of sale to the extent permitted by law, all of its right, title and interest in the United States and throughout the world, in and to all of the now owned and hereafter acquired United States and foreign patents and all patent and design patent applications, and all issues, reissues, re-examinations, continuations, continuations-in-part or divisions thereof, and all proceeds thereof (hereinafter collectively referred to as the "Patents"). All unexpired patents and all currently pending patent applications in which the Grantor has an interest are listed on Schedule A attached hereto and made a part hereof. Subject to the provisions of Section 2(n), the Grantor hereby further grants and conveys to the Lender a first and valid security interest, having priority over all other security interests, in all of the right, title and interest of the Grantor in and to all products, proceeds, income, royalties, damages and payments now or hereafter due and payable under or in respect of all Patents and, subject to the provisions of Section 2(n), in and to all rights during the term of this Agreement to sue, collect and retain for the Lender's benefit damages and payments for past or future infringements of the Patents.

          (b) Security Interest in Trademarks. To secure the payment and
              -------------------------------
performance of all of the Obligations, the Grantor hereby grants and conveys to the Lender a first and valid security interest in, with a power of sale to the extent permitted by applicable law, all of its right, title and interest, in the United States and throughout the world, in and to all of its now owned and hereafter acquired trademarks, service marks and trade names, and all variants thereof (whether or not such name is the subject of a registration or an application therefor), and all registrations and applications to register the same, and all renewals thereof, and the goodwill of the business relating thereto, and all proceeds thereof (hereinafter
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collectively referred to as the "Trademarks"). All United States trademark registrations and all currently pending trademark applications in which the Grantor has an interest and all foreign trademark registrations and all currently pending trademark applications in which the Grantor has an interest, are listed on Schedule B attached hereto and made a part hereof. Subject to the provisions of Section 2(n), the Grantor hereby further grants to the Lender a first and valid security interest in all of its right, title and interest in and to (i) all products, proceeds, income, royalties, damages and payments now and hereafter due and payable under or in respect of all Trademarks, (ii) subject to the provisions of Section 2(n), all rights during the term of this Agreement to sue, collect and retain for the Lender's benefit damages and payments for past or future infringements of the Trademarks and (iii) all rights under or interest in any trademark license agreements or service mark license agreements with any other party, whether the Grantor is a licensee or licensor under any such license agreement, and the right to prepare for sale and sell any and all assets now or hereafter owned by the Grantor and now or hereafter covered by such licenses.

          (c) Security Interest in Copyrights. To secure the payment and
              -------------------------------
performance of all of the Obligations, the Grantor hereby grants to the Lender a first and valid security interest in all of its right, title and interest, in the United States and throughout the world, in and to all of its now owned and hereafter acquired copyrights, and all registrations and applications to register the same, all renewals thereof, any written agreement, naming the Grantor as licensor or licensee, granting any right under any copyright, any work which is or may be subject to copyright protection pursuant to Title 17 of the U.S. Code, and all physical things embodying such works (including, without limitation, copies thereof) created or otherwise used in the business of the Grantor, and all proceeds thereof (hereinafter collectively referred to as the "Copyrights"). All copyright registrations and all currently pending copyright applications in which the Grantor has an interest are listed on Schedule C attached hereto and made a part hereof. Subject to the provisions of Section 2(n), the Grantor hereby further grants to the Lender a first and valid security interest in all of its right, title and interest in and to all products, proceeds, income, royalties, damages and payments now and hereafter due and payable under or in respect of all Copyrights and, subject to the provisions of
Section 2(n), in and to all rights during the term of this Agreement to sue, collect and retain for the Lender's benefit damages and payments for past or future infringements of the Copyrights.

          (d) Security Interest in Proprietary Information. To secure the
              --------------------------------------------
payment and performance of all of the Obligations, the Grantor hereby grants to the Lender a first and valid security interest in all of its right, title and interest, in the United States and throughout the world, in and to all of its now owned and hereafter acquired inventions, discoveries, trade secrets, improvements, processes, methods, formulae, applications, ideas, know-how, customer lists, license rights, advertising materials, operating manuals, sales literature, drawings, specifications, descriptions, name plates, catalogues, proprietary information, and goodwill (and all other assets which uniquely reflect such goodwill), and to all income, royalties, damages and payments now and hereafter due or payable therefor or in respect thereof (collectively, the "Proprietary Information" and, together with the Patents, the Trademarks and the Copyrights, the "Intellectual Property Collateral").

     SECTION 2.  Representations, Warranties and Covenants of the Grantor.
                 --------------------------------------------------------

          (a) Except as otherwise provided in this Agreement, the Grantor is and will continue to be the owner of all of the Intellectual Property Collateral, free from any adverse claim, security interest, lien or encumbrance in favor of any Person except for the security interest granted to the Lender and except for Permitted Liens.

          (b) None of the Intellectual Property Collateral is or shall become subject to any Lien in favor of any Person other than the Lender and except for any Permitted Liens, and the Grantor

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agrees that it shall not license, transfer, convey or encumber any interest in or to the Intellectual Property Collateral, except for: (i) licenses of Intellectual Property Collateral granted in the ordinary course of the business of the Grantor; (ii) transfers or conveyances of Intellectual Property Collateral not otherwise permitted under this Agreement for consideration not to exceed an amount in any fiscal year of the Grantor in excess of ten percent (10%) of the Grantor's gross revenues for the prior fiscal year and provided that (1) adequate consideration is received and (2) the Board of Directors determines it is in the best interest of the corporation; (iii) licenses, transfers, conveyances or encumbrances of Intellectual Property Collateral as described in Schedule E hereto; (iv) licenses for use outside of the United States; and (v) any other licenses, transfers, conveyances or encumbrances of Intellectual Property Collateral requested by the Grantor and consented to by the Lender (any such consent not to be unreasonably withheld). Any license of the Intellectual Property Collateral granted by the Grantor (each, a "License") shall be in writing and shall reserve all rights in the Grantor except those reasonably necessary in the ordinary course of business to fulfill the permitted purposes herein. The Grantor shall cause a copy of each License to be delivered to the Lender within thirty (30) days of execution by all parties thereto.

          (c) Except as disclosed in Schedule D hereto, the Grantor has made no previous assignment, transfer or agreement in conflict herewith or constituting a present or future assignment, transfer, or encumbrance of any of the Intellectual Property Collateral.

          (d) Except as disclosed in Schedule D hereto, there is no financing statement or other document or instrument now signed or on file in any public office granting a security interest in or otherwise encumbering any part of the Intellectual Property Collateral, except those showing the Lender as secured party. So long as any Obligations remain outstanding, the Grantor will not execute, and there will not be on file in any public office, any such financing statement or other document or instruments, except as permitted under Section 2(b) or financing statements filed or to be filed in favor of the Lender.

          (e) Subject to any limitation stated therein or in connection therewith, all information furnished to the Lender concerning the Intellectual Property Collateral and proceeds thereof is and will be accurate and correct in all material respects.

          (f) All Intellectual Property Collateral consisting of applications for Patents and for registrations of Trademarks and Copyrights has been duly and properly filed and all Intellectual Property Collateral consisting of issued or granted Patents and of registrations of Trademarks and Copyrights (including, without limitation, any and all renewals, reissues, continuations or divisions thereof, as the case may be) has been duly and properly maintained.

          (g) Not later than forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Grantor, and not later than 120 days after the end of each fiscal quarter ending with a fiscal year of the Grantor, the Grantor shall provide Lender with a summary report for the immediately preceding fiscal quarter of all patent applications or applications for registration of a trademark filed by the Grantor with the U.S. Patent and Trademark Office during such fiscal quarter, all applications for registration of copyrights filed by the Grantor with the U.S. Copyright Office during such fiscal quarter, and of all patents issued to the Grantor, and trademark and copyright registrations granted to the Grantor, during such fiscal quarter. Thereafter, at Lender's request, the Grantor shall execute all documents necessary to perfect a security interest in any patent, trademark or copyright application or patent or trademark or copyright registration, and the Grantor shall annually, or more frequently as the Lender shall request, cause an instrument sufficient to perfect, protect or establish any Lien hereunder to be recorded in the U.S. Patent and Trademark Office with respect to all United States patent applications filed by it or patents issued to it during the prior calendar year and with respect to all trademark applications filed by it or trademark registrations issued to it during the prior calendar year, and the Grantor shall annually, or more frequently as the Lender reasonably shall request, cause an instrument

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sufficient to perfect, protect or establish any Lien hereunder to be recorded in the U.S. Copyright Office with respect to United States copyright applications filed by it or copyright registrations issued to it during the prior calendar year.

          (h) The Grantor shall not take any action, or permit any action to be taken by others subject to the Grantor's control, including licensees, or fail to take any action, or permit others subject to the Grantor's control, including licensees, to fail to take any action, subject to the provisions of Section 2(g), which would, in the case of any such actions or failures to act taken singly or together, adversely affect the validity, grant and enforceability of the security interest granted to the Lender hereunder. Notwithstanding the foregoing, the Grantor shall be permitted to abandon any of the Intellectual Property Collateral in accordance with the terms of Section 2(l).

          (i) The Grantor shall promptly notify the Lender, in writing, of any suit, action, proceeding, claim or counterclaim brought against the Grantor that would reasonably be expected to affect adversely the Intellectual Property Collateral, and shall, on request, deliver to the Lender a copy of all pleadings, papers, orders or decrees theretofore and thereafter filed in any such suit, action or proceeding, and shall keep the Lender duly advised in writing of the progress of any such suit.

          (j) To the best knowledge and belief of the Grantor after due inquiry, no infringement or unauthorized use presently is being made of any Intellectual Property Collateral. In the event of any material infringement of the Intellectual Property Collateral by others or in the event of any other conduct detrimental to the Intellectual Property Collateral by others known or brought to the attention of the Grantor, the Grantor shall promptly notify the Lender in writing at its address set forth in Section 5(a) of such infringement or other conduct and the full nature, extent, evidence and facts of such infringement or other conduct known to the Grantor.

          (k) If requested by the Lender, the Grantor, upon reasonable notice and at the Lender's expense, shall provide the Lender with access to the Intellectual Property Collateral records maintained by the Grantor.

          (l) The Grantor shall notify the Lender in writing at the address set forth in Section 5(a) at least sixty days prior to any proposed voluntary abandonment of any Intellectual Property Collateral (other than items of Intellectual Property Collateral that are not useful or beneficial to the business and operations of the Grantor) and obtain the prior written consent of the Lender to such abandonment, which consent shall not be unreasonably withheld.

          (m) During the term of this Agreement, the Grantor agrees:

               (i) whenever any of the registered Trademarks are used by or on behalf of the Grantor, if reasonably practicable, to affix or cause to be affixed a notice that the mark is a registered trademark or service mark, which notice shall be in a form accepted or required by the trademark marking laws of each country in which the mark is so used and registered; and

               (ii) whenever any of the underlying works covered by registered Copyrights are used by or on behalf of the Grantor, if reasonably practicable, to affix or cause to be affixed a notice that said underlying works are so covered, which notice shall be in a form accepted or required by the copyright laws of such country in which said underlying works are so used and registered.

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

          (n) Subject to the provisions of Section 4(g), during the term of this Agreement, all income, royalties, payments and damages due and payable to the Grantor under or in respect of the Intellectual Property Collateral shall be paid to the Grantor.

          (o) The Grantor agrees, upon the reasonable request by the Lender, during the term of this Agreement:

               (i) to execute, acknowledge and deliver all additional instruments and documents necessary or desirable to effect the purposes and intents of this Agreement, in a form reasonably acceptable to counsel for the Lender; and

               (ii) to do all such other acts as may be necessary or appropriate to carry out the purposes and intents of this Agreement, and to create, evidence, perfect and continue the security interests of the Lender in the Intellectual Property Collateral.

     SECTION 3.  Indemnity. The Grantor agrees to indemnify the Lender from and
                 ---------
against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement and any actions taken pursuant to Section 4 or any failure to act thereunder), unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Lender or such person.

     SECTION 4.  Rights and Remedies Upon an Event of Default.
                 --------------------------------------------

          (a) If any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory Requirements of Law, the Lender, in addition to other rights and remedies provided for herein and any rights now or hereafter existing under applicable law, shall have all rights and remedies as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

               (i) personally, or by agents or attorneys, upon five (5) days' written notice, take possession of the Intellectual Property Collateral or any part thereof, from the Grantor or any other Person who then has possession of any part thereof, with or without notice or process of law, and for that purpose may enter upon the Grantor's premises where any of the Intellectual Property Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Grantor; and

               (ii) sell, assign or otherwise liquidate, or direct the Grantor to sell, assign or otherwise liquidate, any or all of the Intellectual Property Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

          (b) Any collateral repossessed by the Lender under or pursuant to
Section 4(a) and any other Intellectual Property Collateral whether or not so repossessed by the Lender, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Lender may, in compliance with any Requirements of Law, determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the Grantor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the Grantor or any nominee of the Grantor to acquire the Intellectual Property

Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the Grantor specifying the time and place of such sale and, in the absence of applicable Requirements of Law, shall be by public auction (which may, at the option of the Lender, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers of general circulation in the jurisdiction in which such auction is to be held. To the extent permitted by any such Requirements of Law, the Lender may bid for and become the purchaser of the Intellectual Property Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the Grantor (except to the extent of surplus money received). If, under mandatory Requirements of Law, the Lender shall be required to make disposition of the Intellectual Property Collateral within a period of time which does not permit the giving of notice to the Grantor as hereinabove specified, the Lender need give the Grantor only such notice of disposition as shall be reasonably practicable in view of such mandatory Requirements of Law. The Lender shall not be obligated to make any sale of Intellectual Property Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (c) Upon the occurrence and continuance of an Event of Default, with notice to the Grantor, if reasonably practical, the Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect its security interests in the Intellectual Property Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any Lien which, in the reasonable judgment of the Lender, appears to be prior to or superior to the security interests granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interests in, or the value of, the Intellectual Property Collateral. The Grantor hereby agrees to reimburse the Lender for all payments made and expenses incurred under this Agreement including reasonable fees based upon standard hourly rates and without regard to any statutory formula, expenses and disbursements of attorneys and paralegals acting for the Lender, including any of the foregoing payments under, or acts taken to protect its security interests in, the Intellectual Property Collateral, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by the Lender hereunder absent the Lender's gross negligence or willful misconduct. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

          (d) The Grantor hereby irrevocably authorizes and appoints the Lender, or any Person or agent the Lender may designate, as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, at the Grantor's cost and expense, in the Lender's good faith business judgment, to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes and intents of this Agreement and to exercise all of the following powers upon and at any time after the occurrence and during the continuance of an Event of Default, which powers, being coupled with an interest, shall be irrevocable until all of the Obligations shall have been paid and satisfied in full:

               (i) ask for, demand, collect, bring suit, recover, compromise, administer, accelerate or extend the time of payment, issue credits, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Intellectual Property Collateral;

               (ii) receive, take, endorse, negotiate, sign, assign and deliver and collect any checks, notes, drafts or other instruments, documents and chattel paper, in connection with clause (i) above;

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               (iii)  receive, open and dispose of all mail addressed to the
          Grantor and notify postal authorities to change the address for delivery thereof to such address as the Lender may designate;

               (iv) give customers indebted on the Intellectual Property Collateral notice of the Lender's interest therein, or to instruct such customers to make payment directly to the Lender for the Grantor's account or to request, at any time from customers indebted on the Intellectual Property Collateral, verification of information concerning the Intellectual Property Collateral and the amounts owing thereon;

               (v) convey any item of Intellectual Property Collateral to any purchaser thereof;

               (vi)   record any instruments under Section 2(g) hereof;

               (vii) make any payments or take any acts under Section 4(c) hereof; and

               (viii) file any claims or take any action or institute any proceedings that the Lender may reasonably deem necessary or desirable for the collection of any of the Intellectual Property Collateral or otherwise to enforce the rights of the Lender with respect to any of the Intellectual Property Collateral.

The Lender's authority under this Section 4(d) shall include, without limitation, the authority to execute and give receipt for any certificate of ownership or any document, transfer title to any item of Intellectual Property Collateral, sign the Grantor's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Intellectual Property Collateral and to file the same, prepare, file and sign the Grantor's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with any Intellectual Property Collateral and prepare, file and sign the Grantor's name on a proof of claim in bankruptcy or similar document against any customer of the Grantor, and to take any other actions arising from or incident to the rights, powers and remedies granted to the Lender in this Agreement. This power of attorney is coupled with an interest and is irrevocable by the Grantor.

          (e) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Intellectual Property Collateral shall be applied by the Lender against the Obligations in such order as the Lender may determine.

          (f) The Lender shall have the right of setoff with respect to the Intellectual Property Collateral as provided Section 9.14 of the Loan Agreement.

          (g) Upon the occurrence and during the continuance of an Event of Default, all income, royalties, payments and damages under or in respect of the Intellectual Property Collateral, if any, received thereafter shall be held by the Grantor in trust for the benefit of the Lender, separate from the Grantor's own property or funds and immediately turned over to the Lender with proper assignments or endorsements. Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right to notify payors of income, royalties, payments and damages under or in respect of the Intellectual Property Collateral to make payment directly to the Lender.

          (h) Each and every right, power and remedy hereby specifically given to the Lender shall be in addition to every other right, power and remedy specifically given under this Agreement or under the other Loan Documents or now or hereafter existing at law or in equity, or by statute, and each

                                       7
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and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Lender. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Lender in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or any acquiescence therein.

     SECTION 5.  General Provisions.
                 ------------------

     (a) Notices. All notices, approvals, consents or other communications
         -------
required or desired to be given hereunder shall be in writing and sent by certified or registered mail, return receipt requested, by overnight delivery service, with all charges prepaid, or by telecopier followed by a hard copy sent by overnight mail, if to the Lender, then to Transamerica Business Credit Corporation, 76 Batterson Road, Farmington, Connecticut 06032, Telecopy: (860) 677-6766, Attn.: Legal Department, and if to the Grantor, then to P.O. Box 14528, 104 Alexander Drive, Building 2, Research Triangle Park, North Carolina, 27709-4528, Telecopy: (919) 544-8094, Attn.: Chief Financial Officer, with a copy to Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., 2500 First Union Capitol Center, Raleigh, North Carolina, 27601, Attention: Gerald F. Roach, Telecopy: 919-821-6800. All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three Business Days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by telecopier transmission, when receipt of such transmission is acknowledged.

     (b) Headings. The headings in this Agreement are for purposes of reference
         --------
only and shall not affect the meaning or construction of any provision of this Agreement.

     (c) Severability. The provisions of this Agreement are severable, and if
         ------------
any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect, in that jurisdiction only, such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

     (d) Amendments, Waivers and Consents. Any amendment or waiver of any
         --------------------------------
provision of this Agreement and any consent to any departure by the Grantor from any provision of this Agreement shall not be effective unless the same shall be in writing and signed by the Grantor and the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (e) Interpretation. Time is of the essence in each provision of this
         --------------
Agreement of which time is an element. All terms not defined herein or in the Loan Agreement shall have the meaning set forth in the Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the Loan Agreement and is not dealt with herein with more specificity, the Loan Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

     (f) Continuing Security Interest. This Agreement shall create a continuing
         ----------------------------
security interest in the Intellectual Property Collateral and shall (i) remain in full force and effect until the payment in full in cash of the Obligations and the termination of the Loan Agreement, (ii) be binding upon the Grantor and

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its successors and assigns and (iii) inure, together with the rights and remedies of the Lender, to the Lender's successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Lender may, in accordance with the terms of the Loan Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Loan Documents (including, without limitation, all or any portion of any Loans or any Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Lender herein or otherwise, in each case as provided in the Loan Agreement.

     (g) Reinstatement. To the extent permitted by law, this Agreement shall
         -------------
continue to be effective or be reinstated if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender because the Grantor is the subject of an Insolvency Event, all as though such payments had not been made.

     (h) Survival of Provisions. All representations, warranties and covenants
         ----------------------
of the Grantor contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Grantor of the Obligations secured hereby and termination of the Loan Agreement and the other Loan Documents.

     (i) Lender May Perform. If the Grantor fails to perform any agreement
         ------------------
contained herein, the Lender may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Lender incurred in connection therewith shall be payable by the Grantor and shall constitute Obligations secured by this Agreement

     (j) No Duty on Lender. The powers conferred on the Lender hereunder are
         -----------------
solely to protect the interest of the Lenders in the Intellectual Property Collateral and shall not impose any duty upon the Lender to exercise any such powers. Except for the safe custody of any Intellectual Property Collateral in its possession and the accounting for money actually received by it hereunder, the Lender shall have no duty as to any Intellectual Property Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters related to any Intellectual Property Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Person or any other rights pertaining to any Intellectual Property Collateral. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Intellectual Property Collateral in its possession if such Intellectual Property Collateral is accorded treatment substantially equal to that which the Lender accords its own property. To the extent the Intellectual Property Collateral is held by a custodian, the Lender shall be deemed to have exercised reasonable care if it has selected the custodian with reasonable care.

     (k) Delays; Partial Exercise of Remedies. No delay or omission of the
         ------------------------------------
Lender to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

     (1) Release; Termination of Agreement. Subject to the provisions of
         ---------------------------------
subsection (g) hereof, upon the payment in full of the Obligations and the termination of the Loan Agreement, this Agreement shall terminate and all rights in the Intellectual Property Collateral shall revert to the Grantor. At such time, the Lender shall upon the request and at the expense of the Grantor, (A) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination and (B) reassign and redeliver to the Grantor all of the Intellectual Property Collateral hereunder which has not been sold, disposed of, retained or applied by the Lender in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Lender, except as to the absence of any prior assignments by the Lender of its interest in the Intellectual Property Collateral.

     (m) Counterparts. This Agreement may be executed in one or more
         ------------
counterparts, each of which shall be deemed an original but both of which shall together constitute one and the same agreement.

     (n) GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS
         -------------
AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES, EXCEPT TO THE EXTENT THAT FEDERAL LAW IS APPLICABLE.

     (o) SUBMISSION TO JURISDICTION. ALL DISPUTES BETWEEN THE GRANTOR AND THE
         --------------------------
LENDER, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE LENDER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE GRANTOR OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE LENDER IN GOOD FAITH TO ENABLE THE LENDER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDER. THE GRANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE LENDER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

     (p) JURY TRIAL. THE GRANTOR AND THE LENDER EACH HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by causing this Agreement to be signed by their respective duly authorized officers on the day and year first above written.

                              PARADIGM GENETICS, INC.



                              By: /s/ John A. Ryals
                                 --------------------------------------
                                  Name:  John A. Ryals
                                  Title: CEO, President


Accepted and Agreed as of the
date first above written:

TRANSAMERICA BUSINESS CREDIT
CORPORATION



By: /s/ Gary P. Moro
   ------------------------------
   Name:  Gary P. Moro
   Title: Senior Vice President
           Credit

                                   SCHEDULE A
                                     Patents


Paradigm Genetics has filed the following patent applications:

--------------------------------------------------------------------------------
                        United States Patent Applications
--------------------------------------------------------------------------------
 INVENTORS              FILING DATE                  TITLE
--------------------------------------------------------------------------------
Uknes, S                 03/17/99         Sequences of Magnaporthe Grisea
Tanzer, M
Woessner, J
Rameaka, J
Miller, B
Haas, D
Garcia, T
--------------------------------------------------------------------------------
Uknes, 5                 03/17/99         Sequences of Magnaporthe Grisea
Tanzer, M
Woessner, J
Rameaka, J
Miller, B
Hans, D
Garcia, T
--------------------------------------------------------------------------------
Uknes, S                 03/17/99         Sequences of Magnaporthe Grisea
Tanzer, M
Woessner, J
Rameaka, J
Miller, B
Haas, D
Garcia, T
--------------------------------------------------------------------------------
Hamer, J                 03/17/99         Methods and Materials for the Rapid
Hamer, L                                  and High Volume Production of a Gene
                                          Knock-Out Library in an Organism
                                          (TAG-KO)

--------------------------------------------------------------------------------

                                   SCHEDULE B
                                   TRADEMARKS

Paradigm Genetics has filed the following trademark applications:

--------------------------------------------------------------------------------
                        United States Patent Applications
--------------------------------------------------------------------------------
    #          FILING DATE                   TITLE
--------------------------------------------------------------------------------
TM101        09/18/98          Paradigm Genetics
--------------------------------------------------------------------------------
TM102        12/17/98          Paradigm Genetics & Design
--------------------------------------------------------------------------------
TM103        09/17/98          AgDB
--------------------------------------------------------------------------------
TM104        09/18/98          GeneFinder
--------------------------------------------------------------------------------
TM105        09/18/98          FunctionFinder
--------------------------------------------------------------------------------
TM106        09/18/98          TargetFinder
--------------------------------------------------------------------------------
TM107        09/18/98          LeadFinder
--------------------------------------------------------------------------------

                                   SCHEDULE C
                                   COPYRIGHTS

                                      NONE

                                   SCHEDULE D

                                  Assignments

The following assignments of intellectual property have taken place:

Prionics
--------

Any patents arising from an invention first conceived or discovered jointly by one or more employees of PRIONICS and one or more employees of PARADIGM in the performance of DEVELOPMENT, which invention relates to the detection of prions, shall belong to PRIONICS.

                                   SCHEDULE E

              Permitted Intellectual Property Collateral Transfer


     The Grantor shall be permitted to license, transfer, convey or encumber any Intellectual Property Collateral, as necessary or desirable, in connection with contractual relationships entered into with Monsanto Company or any of its affiliates, as previously described to the Lender.